SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 02/25/97
                        (Date of earliest event reported)


                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
                                  (Registrant)

Date:  02/25/97

  By:
  Name:David Shepherd
Title: Assistant Secretary

State Street Bank and Trust Company
as Trustee

J. P. Morgan Commercial Mortgage Finance Corp.
Mortgage Pass-Through Certificates
Series 1996-C2
B193
Trustee's Report to Certificateholders         Payment Date:  February 25, 1997

                                                                                        Ending
           Certificate         Interest           Principal          Interest           Balance
Class      Rate                Type               Distribution       Distribution       Factor
Regular
A          0.06470000          Fixed              1.50779            5.29769            0.98106
AX*        0.02282570          Variable           0.00000            1.86899            0.98106
B          0.06800000          Fixed              0.00000            5.66667            1.00000
C          0.07000000          Fixed              0.00000            5.83333            1.00000
D          0.07300000          Fiixed             0.00000            6.08333            1.00000
DX*        0.01719237          Variable           0.00000            1.43270            1.00000
E          0.08752570          Variable           0.00000            7.29381            1.00000
F          0.08752570          Variable           0.00000            7.29381            1.00000
G          0.08752570          Variable           0.00000            7.29381            1.00000
NR         0.08752570          Variable           0.00000            7.29381            1.00000
R-I        0.00000000          N/A                0.00000            0.00000            0.00000
R-II       0.00000000          N/A                0.00000            0.00000            0.00000
R-III      0.00000000          N/A                0.00000            0.00000            0.00000

Class DX Components
DX-B*      0.01952570          Variable           0.00000            11.93641           1.00000
DX-C*      0.01752570          Variable           0.00000            10.71377           1.00000
DX-D*      0.01452570          Variable           0.00000            8.87982            1.00000
* Notional Class




Payment Summary
         Principal       Principal    Interest      Interest       Total
Class    Payable         Adjustments  Payable       Adjustments    Payable
Regular
A        312,355.24      0.00         1,097,474.08  0.00           1,409,829.32
AX*      0.00            0.00         387,181.05    0.00           387,181.05
B        0.00            0.00         94,945.00     0.00           94,945.00
C        0.00            0.00         97,737.50     0.00           97,737.50
D        0.00            0.00         101,926.25    0.00           101,926.25
DX*      0.00            0.00         72,014.53     0.00           72,014.53
E        0.00            0.00         183,322.58    0.00           183,322.58
F        0.00            0.00         16,659.06     0.00           16,659.06
G        0.00            0.00         77,766.58     0.00           77,766.58
NR       0.00            0.00         66,691.02     0.00           66,691.02
R-I      0.00            0.00         0.00          0.00           0.00
R-II     0.00            0.00         0.00          0.00           0.00
R-III    0.00            0.00         0.00          0.00           0.00

Total    312,355.24      0.00         2,195,717.65  0.00           2,508,072.89

Class DX Components
DX-B*    0.00            0.00         27,262.76     0.00           27,262.76
DX-C*    0.00            0.00         24,470.26     0.00           24,470.26
DX-D*    0.00            0.00         20,281.51     0.00           20,281.51
* Notional Class



Advances
                                                  Current          Outstanding
Principal Advances                                12,703.74        12,703.74
Interest Advances                                 82,260.25        82,260.25
Total Advances                                    94,963.99        94,963.99

Servicing Advances                                0.00             0.00

Current Interest on Advances                                       0.00
Cumulative Interest on Advances                                    0.00

Primary Servicing Fee                                              31,358.14
Master Servicing Fee                                               12,543.29
Special Servicing Fee                                              0.00



Principal Distribution Detail
           Beginning        Principal      Realized    Principal   Net Principal    Ending
Class      Balance          Payable        Loss        Adjustment  Payments         Balance
A          203,550,060.95   312,355.24     0.00        0.00        312,355.24       203,237,705.71
AX*        203,550,060.95   0.00           0.00        0.00        0.00             203,237,705.71
B          16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
C          16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
D          16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
DX*        50,265,000.00    0.00           0.00        0.00        0.00             50,265,000.00
E          25,134,000.00    0.00           0.00        0.00        0.00             25,134,000.00
F          2,284,000.00     0.00           0.00        0.00        0.00             2,284,000.00
G          10,662,000.00    0.00           0.00        0.00        0.00             10,662,000.00
NR         9,143,511.00     0.00           0.00        0.00        0.00             9,143,511.00
R-I        0.00             0.00           0.00        0.00        0.00             0.00
R-II       0.00             0.00           0.00        0.00        0.00             0.00
R-III      0.00             0.00           0.00        0.00        0.00             0.00

Total      301,038,571.95   312,355.24     0.00        0.00        312,355.24       300,726,216.71

Class DX Components
DX-B*      16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
DX-C*      16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
DX-D*      16,755,000.00    0.00           0.00        0.00        0.00             16,755,000.00
* Notional Class



Interest Distribution Detail
           Accrued        CVA             Prepayment  Prior Unpaid Current Unpaid   Interest          Net
Class      Interest       Interest Amount Premium     Int Amt      Interest         Adjustment        Interest
A          1,097,474.08   0.00            0.00        0.00         0.00             0.00              1,097,474.08
AX*        387,181.05     0.00            0.00        0.00         0.00             0.00              387,181.05
B          94,945.00      0.00            0.00        0.00         0.00             0.00              94,945.00
C          97,737.50      0.00            0.00        0.00         0.00             0.00              97,737.50
D          101,926.25     0.00            0.00        0.00         0.00             0.00              101,926.25
DX*        72,014.53      0.00            0.00        0.00         0.00             0.00              72,014.53
E          183,322.58     0.00            0.00        0.00         0.00             0.00              183,322.58
F          16,659.06      0.00            0.00        0.00         0.00             0.00              16,659.06
G          77,766.58      0.00            0.00        0.00         0.00             0.00              77,766.58
NR         66,691.02      0.00            0.00        0.00         0.00             0.00              66,691.02
R-I        0.00           0.00            0.00        0.00         0.00             0.00              0.00
R-II       0.00           0.00            0.00        0.00         0.00             0.00              0.00
R-III      0.00           0.00            0.00        0.00         0.00             0.00              0.00

Total      2,195,717.65   0.00            0.00        0.00         0.00             0.00              2,195,717.65

Class DX Components
DX-B*      27,262.76      0.00            0.00        0.00         0.00             0.00              27,262.76
DX-C*      24,470.26      0.00            0.00        0.00         0.00             0.00              24,470.26
DX-D*      20,281.51      0.00            0.00        0.00         0.00             0.00              20,281.51
* Notional Class

